Segment Information	12 Months Ended
Dec. 31, 2024
Segment Reporting [Abstract]
Segment Information
25. Segment Information
The Company has one reportable segment, private aviation services, managed on a consolidated basis by the Chief Executive Officer (CEO) who is the chief operating decision maker (“CODM”). The private aviation services segment provides charters, aircraft partnerships, jet club memberships, fractional ownership shares, MRO and aircraft management services. The Company derives revenue primarily in North America and manages the business activities on a consolidated basis.
The accounting policies of the segment are the same as those described in the summary of significant accounting policies. The chief operating decision maker assesses performance and decides how to allocate resources based on net loss that is also reported on the income statement as consolidated net loss. The measure of segment assets is reported on the balance sheet as consolidated total assets.
The CODM allocates resources and evaluates performance based on net loss, which is the Company’s measure of segment profit or loss. The CODM considers budget to actual and year-over-year variances for net loss when making decisions about how to utilize the company’s resources.
The components of segment profit or loss were as follows:

	Year Ended December 31,
	2024	2023
Total Revenue	$327,274	$315,362
Less:
Cost of revenue	290,212	264,176
Selling, general and administrative	91,337	75,430
Depreciation and amortization	25,709	26,982
Loss (gain) on aircraft held for sale	2,795	(13,905)
Other (a)	18,675	17,417
Net Loss	$(101,454)	$(54,738)
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(a)Includes all items within other income (expense) on the consolidated statements of operations and comprehensive loss.